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                                                                  Exhibit 10.15

FLEET CAPITAL CORPORATION

                                             MASTER SECURITY AGREEMENT NO. 35146

LENDER:  FLEET CAPITAL CORPORATION              CUSTOMER: DIGITAS LLC
         a Rhode Island corporation                       a MASSACHUSETTS

Address: 50 Kennedy Plaza                       Address:  800 BOYLSTON STREET
         Providence, Rhode Island 02903-2305
                                                          BOSTON, MA 02199

1. GRANT OF SECURITY INTEREST; DEFINITIONS

      Subject to the terms and conditions set forth herein (the "Master Security Agreement") and in any Equipment Security Agreement Schedule incorporating the terms of this Master Security Agreement (each, an "Equipment Schedule"), Customer hereby grants to Fleet Capital Corporation ("Lender") a security interest in and to all Collateral (hereinafter defined) in order to secure the payment and performance of all Obligations (hereinafter defined), including but not limited to any Obligations evidenced by one or more promissory or installment notes which specifically refer to an Equipment Schedule (the "Note(s)"). The extent to which Lender's security interest in any item of Collateral shall be entitled to purchase money priority shall be determined by reference to the unpaid principal balance of any Note evidencing the financing of the purchase price of such item of Equipment.

      References to "the Security Agreement," "this Security Agreement" or "any Security Agreement" shall mean and refer to any Equipment Schedule which incorporates the terms of this Master Security Agreement, together with all exhibits, addenda, schedules, certificates, riders and other documents and instruments executed and delivered in connection with such Equipment Schedule, all as the same may be amended or modified from time to time. Each Equipment Schedule shall constitute a separate, distinct and independent security agreement and contractual obligation of Customer. "Affiliate" means, with respect to any person, firm or entity, any other person, firm or entity controlling, controlled by, or under common control with such person, firm or entity, and for this purpose, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of any such person, firm or entity, whether through the legal or beneficial ownership of voting securities, by contract or otherwise. "Collateral" means the Equipment and all present or future additions, attachments, accessions or accessories thereto and replacements thereof, all tools, manuals, service records, software and similar information and materials related to such Equipment, and the products, proceeds, offspring, rents and profits therefrom or thereof, including proceeds in the form of goods, accounts, chattel paper, documents, instruments and general intangibles, insurance proceeds payable in respect of loss or damage to such Collateral, and all returned or repossessed goods arising from or relating to any of the Collateral. "Equipment" means machinery and equipment now owned or hereafter acquired by Customer, wherever the same may be located, which is described in one or more Equipment Schedules entered into from time to time by the parties hereto. The term "item of Equipment" shall mean each functionally integrated and marketable group or unit of Equipment; and any determination of the outstanding principal balance of the Note with respect to any item of Equipment shall include the unpaid total amount of all vendor or seller invoices (including Customer invoices, if any) for such group or unit of Equipment, together with all costs of delivery, installation, testing and related services, accessories, supplies or attachments from vendors or supplier's thereof (including Customer provided items) financed by Lender in connection with such group or unit of Equipment, together with all acquisition fees and costs of delivery, installation, testing and related services, accessories, supplies or attachments procured or financed by Lender from vendors or suppliers thereof (including items provided by Customer) relating to or allocable to such item of Equipment ("Related Expenses"). "Obligations" means all indebtedness, obligations and liabilities of Customer or any Affiliate of Customer owing to Lender of every kind and description, direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising, regardless of how the same arise or by what instrument, agreement or book account they may be evidenced, or whether evidenced by any instrument, agreement or book account, including, without limitation, all loans (including any loan by renewal or extension of existing indebtedness or liability), all indebtedness, all obligations for the deferred purchase price or rental of any property or of any of the Collateral, all undertakings to take or refrain from taking any action, all indebtedness, liabilities or obligations owing from Customer to others which may have been obtained by purchase, negotiation, discount, transfer, assignment or otherwise, and all interest, taxes, fees, charges, expenses and attorneys fees chargeable to Customer or incurred by Lender under this Security Agreement, or any other document or instrument delivered in connection herewith. As used herein with respect to any Obligation or Equipment or Collateral: (a) the following terms shall have the meanings or values defined or assigned to them in the applicable Equipment Schedule therefor: "Acceptance Date," "Advance Payment(s)," "Equipment Location(s)," "Security Deposit"; and (b) the following terms shall have the meanings or values assigned to them in the applicable Note therefor: "Payments," "Payment Dates," "Maturity Date," "Interest Rate." To the extent not otherwise specifically defined in this Master Security Agreement, unless the context otherwise requires, all other terms contained in this Master Security Agreement shall have the meanings assigned or referred to them in the Uniform Commercial Code in force in the State of Rhode Island (the "UCC") to the extent the same are used or defined therein.

2. CUSTOMER REPRESENTATIONS, WARRANTIES, COVENANTS.

      Customer hereby represents and warrants to and covenants with Lender that, as of the date hereof and for so long as any Obligations shall remain outstanding: (a) Customer is duly organized and is existing in good standing under the laws of its jurisdiction of organization and is duly qualified and in good standing in those jurisdictions where the conduct of its business or the ownership of its properties requires qualification; (b) Customer has the power and authority to own the Collateral, to enter into and perform this Security Agreement and any other document or instrument delivered in connection herewith and to incur the Obligations; (c) Customer's chief executive office is located at the address set forth above; (d) Customer utilizes no trade names in the conduct of its business; (e) Customer has not changed its name, been the surviving entity in a merger, acquired any business; or changed the location of its chief executive office within the previous five years, except as may have been specifically disclosed to Lender in writing prior to the date hereof; (f) the execution and performance of this Security Agreement, the Notes and any other document or instrument delivered in connection herewith will not result in the creation or imposition of any lien or encumbrance upon any of the Collateral, except in favor of Lender pursuant hereto; (g) this Security Agreement, the Notes and any document or instrument delivered in connection herewith and the transactions contemplated hereby or thereby are duly authorized, executed and delivered, and this Security Agreement, the Notes and such other documents and instruments constitute valid and legally binding obligations of Customer and are enforceable against Customer in accordance with their respective terms; (h) Customer has filed all federal, state and local tax returns and other reports it is required to file and has paid or made adequate provision for payment of all such taxes, assessments and other governmental charges; (i) there are no pending or threatened actions or proceedings before any court or administrative agency which materially adversely affect Customer's financial condition or operations; (j) no representation, warranty or statement by Customer contained herein or in any certificate or other document furnished or to be furnished by Customer pursuant hereto contains or at the time of delivery shall contain any untrue statement of material fact, or omits, or shall omit at the time of delivery, to state a material fact necessary to make it not misleading; (k) Customer shall furnish Lender: (i) within 120 days after tile last day of each fiscal year of Customer, a financial statement including a balance sheet, income statement, statement of retained earnings and a statement of cash flows, each prepared in accordance with generally accepted accounting principles consistently applied with a report signed by an independent certified public accountant satisfactory to Lender; (ii) upon the request of Lender, within 45 days after the close of each quarter of each fiscal year of Customer, financial statements similar to those described in the immediately preceding clause, prepared by Customer and certified by the chief financial officer of Customer; (iii) promptly upon request of Lender, in form satisfactory to Lender, such other and additional information as Lender may reasonably request from time to time; (l) Customer shall permit Lender, through its authorized attorneys, accountants and representatives, to inspect and examine the Collateral and the books, accounts, records, ledgers and assets of every kind and description of Customer with respect thereto at all reasonable times; (ml Customer shall promptly inform Lender of any Defaults (defined below) or any events or changes in the financial condition of Customer occurring since the date of the last financial statements of Customer delivered to Lender which, individually or cumulatively, when viewed in light of prior financial statements, may result in a material adverse change in the financial condition of Customer; (n)


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Customer shall pay or deposit promptly when due all sales, use, excise, personal property, income, withholding, corporate, franchise and other taxes. assessments and governmental charges upon or relating to its ownership or use of any of the Collateral and submit to Lender proof satisfactory to Lender that such payments and/or deposits have been made; (o) if Customer shall now or hereafter maintain an employee benefit plan covered by Section 4021(a) of the Employee Retirement Income Security Act of 1974 ("ERISA") relating to plan termination insurance, Customer is not aware as of the date hereof, and shall promptly notify Lender hereafter upon notice or knowledge of: (i) the filing of notice with the Pension Benefit Guaranty Corporation (the "PBGC") pursuant to Section 4041 of ERISA that such plan is to be terminated; and (ii) the institution of proceedings by the PBGC under Section 4042 of ERISA; (p) Customer shall at any time and from time to time upon request of Lender, execute and deliver to Lender, in form and substance satisfactory to Lender, such documents as Lender shall deem necessary or desirable to perfect or maintain perfected the security interest of Lender in the Collateral or which may be necessary to comply with the provisions of the law of any jurisdiction in which Customer may then be conducting business or in which any of the Collateral may be located.

3. COLLATERAL REPRESENTATIONS, WARRANTIES, COVENANTS

      Customer hereby further represents and warrants to and covenants with Lender that, as of the date hereof and for so long as any Obligations shall remain outstanding: (a) Customer is the owner of the Collateral free and clear of all rights, title, security interests, encumbrances or liens of any other party, and Customer will defend the Collateral against all claims and demands of all persons at any time claiming any interest therein; (b) the Equipment is personal property even though the Equipment may hereafter become attached or affixed to real property; (c) the equipment location(s), if not owned by Customer, are leased by Customer pursuant to valid leases or rental agreements which permit the possession, use and operation of the Equipment at said locations; (d) Customer shall provide Lender with disclaimers and waivers from landlords, mortgagees and other persons holding any interest or claim in and to any Equipment location or any Collateral, acceptable in all respects to Lender, which may be necessary or advisable in the sole discretion of Lender to confirm that the first priority security interest and rights of Lender in the Collateral are and will remain valid against all other parties; (e) the Equipment is in the possession of Customer at the equipment location(s) specified in the applicable Equipment Schedules therefor, and shall not be removed therefrom without the prior written consent of Lender, which consent shall in any event be conditioned upon Customer having completed all notifications, filings, recordings, and other actions in such new location as Lender may require to protect and perfect Lender's interests in the Collateral; (f) Customer shall not, without the prior written consent of Lender, sell, offer to sell, lease, rent, hire or in any other manner dispose, transfer or surrender use and possession of any Equipment;
(g) Customer will not, directly or indirectly, create, incur or permit to exist any lien, encumbrance, mortgage, pledge, attachment or security interest on or with respect to the Equipment except in favor of Lender under the terms of this Security Agreement; (h) Customer shall deliver to Lender any and all evidence of ownership of, and certificates of title to, any and all of the Equipment; (i) Customer shall permit each item of Equipment to be used only within the continental United States by qualified personnel solely for business purposes and the purpose for which it was designed and, at its sole expense, shall service, repair, overhaul and maintain each item of Equipment in the same condition as when received, ordinary wear and tear excepted, in good operating order, consistent with prudent industry practice (but, in no event less than the same extent to which Customer maintains other similar equipment in the prudent management of its assets and properties) and in compliance with all applicable laws, ordinances, regulations, and conditions of all insurance policies required to be maintained by Customer under the Security Agreement and all manuals, orders, recommendations, instructions and other written requirements as to the repair and maintenance of such item of Equipment issued at any time by the vendor and/or manufacturer thereof; (j) Customer shall furnish to Lender such information concerning the condition, location, use and operation of the Equipment as Lender may request; (k) Customer shall permit any parson designated by Lender to visit and inspect any item of Equipment and any records maintained in connection therewith, provided, however, that the failure of Lender to inspect the Equipment or to inform Customer of any noncompliance shall not relieve Customer of any of its Obligations hereunder; (l) if any item of Equipment does not comply with the requirements of this Security Agreement, Customer shall, within 30 days of written notice from Lender, bring such Equipment into compliance with the provisions hereof; and (m) Customer shall not use any Equipment, nor allow the same to be used, for any unlawful purpose, nor in connection with any property or material that would subject the Lender to any liability under any state or federal statute or regulation pertaining to the production, transport, storage, disposal or discharge of hazardous or toxic waste or materials.

4. SELECTION AND USE OF EQUIPMENT; DISCLAIMER OF WARRANTIES

      Customer has selected each item of Equipment and the manufacturer and/or supplier thereof based on its own judgment, and expressly disclaims any reliance upon any statements or representations made by Lender. If the Equipment is not delivered, is not properly installed, does not operate as warranted by the manufacturer or supplier thereof, becomes obsolete, or is unsatisfactory for any reason whatsoever, Customer shall make all claims on account thereof solely against the manufacturer or supplier thereof and not against Lender. Customer acknowledges that neither the manufacturer or supplier of the Equipment, nor any sales representative or agent thereof, is an agent of Lender, and no agreement or representation as to the Equipment or any other matter by any such sales representative or agent of the manufacturer or supplier shall in any way affect any of the Notes or the Obligations.

      LENDER IS NOT THE MANUFACTURER OR SUPPLIER OF THE EQUIPMENT, NOR THE AGENT THEREOF, AND MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE MERCHANTABILITY OF THE EQUIPMENT, ITS FITNESS FOR A PARTICULAR PURPOSE, ITS DESIGN OR CONDITION, ITS CAPACITY OR DURABILITY, THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN THE MANUFACTURE OR ASSEMBLY OF THE EQUIPMENT, OR THE CONFORMITY OF THE EQUIPMENT TO THE PROVISIONS AND SPECIFICATIONS OF ANY PURCHASE ORDER RELATING THERETO, OR PATENT INFRINGEMENTS, AND LENDER HEREBY DISCLAIMS ANY SUCH WARRANTY. LENDER IS NOT RESPONSIBLE FOR ANY REPAIRS OR SERVICE TO THE EQUIPMENT, DEFECTS THEREIN OR FAILURES IN THE OPERATION THEREOF.

5. RISK OF LOSS AND DAMAGE; INSURANCE

      Customer assumes all risk of loss, damage or destruction to the Equipment from whatever cause and for whatever reason. If all or a portion of an item of Equipment shall become lost, stolen, destroyed, damaged beyond repair or rendered permanently unfit for use for any reason, or in the event of any condemnation, confiscation, theft or seizure or requisition of title to or use of such item, Customer shall immediately pay to Lender an amount equal to the outstanding principal balance of the applicable Note with respect to such item of Equipment as of the next following Payment Date, plus all accrued interest and other charges then due and owing hereunder and under the Note. For so long as any Obligations shall remain outstanding, Customer shall procure and maintain insurance in such amounts and with such coverages, and upon such terms and with such companies, as Lender may approve, at Customer's expense, provided, however, that in no event shall such insurance be less than the following coverages and amounts: (a) Worker's Compensation and Employer's Liability Insurance, in the full statutory amounts provided by law; (b) Comprehensive General Liability Insurance including product/completed operations and contractual liability coverage, with minimum limits of the greater of: (i) $1,000,000 each occurrence, and Combined Single Limit Bodily Injury and Property Damage, $1,000,000 aggregate, where applicable, or (ii) as otherwise specified in any Equipment Schedule hereto; and (c) All Risk Physical Damage Insurance, including earthquake and flood, on each item of Equipment, in an amount not less than the greater of (i) the outstanding principal balance owing under any Note with respect to such the Equipment; or (ii) its full replacement value. On each such policy Lender will be included as an additional insured and loss payee as its interest may appear. Such policies shall be endorsed to provide that the coverage afforded to Lender shall not be rescinded, impaired or invalidated by any act or neglect of Customer. Customer agrees to waive Customer's rights and its insurance carrier's rights of subrogation against Lender for any and all loss or damage. In addition to the foregoing minimum insurance coverage, Customer shall procure and maintain such other insurance coverage as Lender may require. All policies shall be endorsed or contain a clause requiring the insurer to furnish Lender with at least 30 days' prior written notice of any material change, cancellation or non-renewal of coverage. Upon execution of this Security Agreement, Customer shall furnish Lender with a certificate of insurance or other evidence satisfactory to Lender that such insurance coverages are in effect, provided, however, that Lender shall be under no duty either to ascertain the existence of or to examine such insurance coverage or to advise Customer in the event such insurance coverage should not comply with the requirements hereof. If Customer shall at any time or times hereafter fail to obtain and/or maintain any of the policies of insurance required herein, or fail to pay any premium in whole or in part relating to any such policies, Lender may, but shall not be obligated to, obtain and/or cause to be maintained insurance coverage with respect to the Collateral, including, at Lender's option, the coverage provided by all or any of the policies of Customer and pay all or any part of the premium therefor, without waiving any Event of Default by Customer, and any sums so disbursed by Lender shall be additional Obligations of Customer to Lender payable on demand. Lender shall have the right to settle and compromise any and all claims under any of the policies required to be maintained by Customer hereunder and Customer hereby appoints


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Lender as its attorney-in-fact, with power to demand, receive and receipt for all monies payable thereunder, to execute in the name of Customer or Lender or both any proof of loss, notice, draft or other instruments in connection with such policies or any loss thereunder and generally to do and perform any and all acts as Customer, but for this appointment, might or could perform.

6. EVENTS OF DEFAULT

      An "Event of Default" under any Security Agreement shall be deemed to have occurred upon the occurrence or existence of any one or more of the following events or conditions (each a "Default") and after the giving of any required notice or the passage of any required period of time (or both) specified below with respect to such Default: (a) Customer shall fail to make any Payment due under any Note within 10 days of its due date; or (b) Customer shall fail to obtain or maintain any of the insurance required under any Security Agreement; or (c) Customer shall fail to perform or observe any covenant, condition or agreement under any Security Agreement, and such failure continues for 10 days after notice thereof to Customer; or (d) Customer or any Affiliate of Customer shall default in the payment or performance of any Obligation owing to Lender, or any indebtedness or obligation owing to any Affiliate of Lender, under any note, security agreement, equipment lease, title retention or conditional sales agreement or any instrument or agreement evidencing such indebtedness with Lender or any such Affiliate of Lender; or (e) any representation or warranty made by Customer herein or in any certificate, agreement, statement or document hereto or hereafter furnished Lender, including without limitation any financial information disclosed to Lender, shall prove to be false or incorrect in any material respect; or (f) death or judicial declaration of incompetence of Customer, if an individual; or (g) the commencement of any bankruptcy, insolvency, arrangement, reorganization, receivership liquidation or other similar proceeding by or against Customer or any of its properties or businesses, or the appointment of a trustee, receiver, liquidator or custodian for Customer or any of its properties or businesses, or if Customer suffers the entry of an order for relief under Title 11 of the United States Code; or (h) the making by Customer of a general assignment or deed of trust for the benefit of creditors; or (i) Customer shall default in any payment or other obligation to any third party and any applicable grace or cure period with respect thereto has expired; or (j) Customer shall terminate its existence by merger, consolidation, sale of substantially all of its assets or otherwise; or (k) if Customer is a privately held entity, more than the 50% of Customer's voting capital stock or equivalent ownership interest, or effective control of such stock or interest in Customer, issued and outstanding from time to time, is not retained by the holders of such stock or interest on the date of this Security Agreement; or (l) if Customer is a publicly held corporation, there shall be a change in the ownership of Customer's stock such that Customer is no longer subject to the reporting requirements of the Securities Exchange Act of 1934 or no longer has a class of equity securities registered under Section 12 of the Securities Act of 1933; or (m) Lender shall determine, in its sole discretion and in good faith, that there has been a material adverse change in the financial condition of the Customer since the date of this Master Security Agreement, or that Customer's ability to perform its Obligations is impaired; or
(n) any event or condition set forth in subsections (b) through (m) of this
Section 6 shall occur with respect to any guarantor or other person liable or responsible, in whole or in part, for payment or performance of any Obligations; or (o) any event or condition set forth in subsections (e) through (l) shall occur with respect to any Affiliate of Customer. Customer shall promptly notify Lender of the occurrence of any Event of Default or the occurrence or existence of any event or condition, which, upon the giving of notice of lapse of time, or both, would constitute an Event of Default.

7. RIGHTS AND REMEDIES; MANDATORY PREPAYMENT

      Upon the occurrence of an Event of Default, Lender shall have all of the rights and remedies enumerated herein (all of which are cumulative and not exclusive of any other right or remedy available to Lender): (a) Lender may declare, at its option, all or any part of the Obligations immediately due and payable, without demand, notice of intention to accelerate, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor, or any other notice whatsoever, all of which are hereby waived by Customer and any endorser, guarantor, surety or other party liable in any capacity for any of the Obligations; (b) Lender shall have the right to enter and/or remain upon the Equipment Location(s) without any obligation to pay rent to Customer or others, or any other place or places where any of the Collateral is located and kept and: (i) remove Collateral therefrom to the premises of Lender or any agent of Lender, for such time as Lender may desire, in order to maintain, collect, sell and/or liquidate the Collateral; (ii) use such premises, together with materials, supplies, books and records of Customer, to maintain possession and/or the condition of the Collateral, and to prepare the Collateral for selling, liquidating or collecting; or (iii) without removing the Collateral from such premises, render the Collateral unusable by the Customer or by any other party in possession thereof or with an interest therein; (c) Lender may require Customer to assemble the Collateral and make it available to Lender at a place to be designated by Lender; (d) Lender shall have the right to set-off, without notice to Customer, any and all deposits or other sums at any time or times credited by or due from Lender, to Customer, whether in a special account or other account or represented by a certificate of deposit (whether or not matured) which deposits and other sums shall at all times constitute additional security for the Obligations and may be set-off against all or any part of the Obligations; and (e) Lender shall have, in addition to any other rights and remedies contained in this Security Agreement and any other agreements, guarantees, notes, instruments and documents heretofore, now or at any time or times hereafter executed by Customer and delivered to Lender, all of the rights and remedies of a secured party under the UCC. If Lender seeks to take possession of any or all of the Collateral by court process, Customer hereby irrevocably waives any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and waives any demand for possession prior to the commencement of any suit or action to recover with respect thereto. Any notice required to be given by Lender of a sale or other disposition or other intended action by Lender with respect to any of the Collateral or otherwise which is made in accordance with the terms of this Security Agreement at least five (5) days prior to such proposed action, shall constitute fair and reasonable notice to Customer of any such action. Lender shall be liable to Customer only for its gross negligence or willful misconduct in falling to comply with any applicable law imposing duties upon Lender; Lender's liability for any such failure shall be limited to the actual loss suffered by Customer directly resulting from such failure; and in no event shall Lender have any liability to Customer for incidental, consequential, punitive or exemplary damages. All expenses of retaking, holding, preparing for sale, selling or the like and any other expenses incurred by Lender in connection with the exercise of any of its rights and remedies in hereunder shall constitute additional Obligations secured by the Collateral hereunder. If Lender shall employ counsel to commence, defend or intervene, file a petition, complaint, answer, motion or other pleadings, or to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to this Agreement, the Collateral or any other agreement, guaranty, note, instrument or document heretofore, now or at any time or times hereafter executed by Customer and delivered to Lender, or to protect, collect, lease, sell, take possession of or liquidate any of the Collateral, or to attempt to enforce or to enforce any security interest in any of the Collateral, or to enforce any rights of Lender hereunder, whether before or after the occurrence of any Event of Default, or to collect any of the Obligations, then in any of such events, all of the reasonable attorneys, fees arising from such services, and any expenses, costs and charges relating thereto, shall be part of the Obligations, payable on demand and secured by the Collateral. The net proceeds realized by Lender upon any sale or other disposition of Collateral hereunder shall be applied toward satisfaction of all Obligations until all such Obligations are satisfied and paid in full. Lender shall account to Customer for any surplus realized upon such sale or other disposition, and Customer shall remain liable for any deficiency. The commencement of any action, legal or equitable, shall not affect the security interest of Lender in the Collateral until all of the Obligations or any judgment with respect thereto have been fully paid.

      Customer is or may become indebted under or in respect of one or more leases, loans, notes, credit agreements, reimbursement agreements, security agreements, title retention or conditional sales agreements, or other documents, instruments or agreements, whether now existing or hereafter arising, evidencing Customer's obligations for the payment of borrowed money or other financial accommodations owing to Lender and/or one or more affiliated persons, firms or entities controlling, controlled by or under common control with Lender ("Affiliated Obligations"). If Customer pays or prepays all or substantially all of its Affiliated Obligations, whether or not such payment or prepayment is voluntarily or involuntarily made by Customer before or after any default or acceleration of such Affiliated Obligations, then Customer shall pay, at Lender's option and immediately upon notice from Lender, all or any part of Customer's Obligations owing to Lender, including but not limited to payment of the accelerated balance of one or more Notes as set forth in such notice from Lender.

8. ASSIGNMENT

      The provisions of this Agreement shall be binding upon and shall inure to the benefit of the heirs, administrators, successors and assigns of Lender and Customer, provided, however, Customer may not assign any of its rights or delegate any of its obligations hereunder without the prior written consent of Lender. Lender may, from time to time, without notice to the Customer, sell, assign, transfer, participate, pledge or otherwise dispose of all or any part of the Obligations and/or the Collateral therefor. In such event, each and every immediate and successive purchaser, assignee, transferee, participant, pledgee, or holder of all or any part of the Obligations and/or the Collateral (each, a "Holder") shall have the right to enforce this Agreement, by legal action


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or otherwise, for its own benefit as fully as if such Holder were herein by name specifically given such rights. Customer agrees that the rights of any such Holder hereunder or with respect to the related Obligations, shall not be subject to any defense, set off or counterclaim that Customer may assert or claim against Lender, and that any such Holder shall have all of the Lender's rights hereunder but none of the Lender's obligations. Lender shall have an unimpaired right to enforce this Agreement for its benefit with respect to that portion of the Obligations Lender has not sold, assigned, transferred, participated, pledged or otherwise disposed of.

9. GOVERNING LAW

      THIS SECURITY AGREEMENT AND THE LEGAL RELATIONS OF THE PARTIES HERETO SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF RHODE ISLAND, WITHOUT REGARD TO PRINCIPLES REGARDING THE CHOICE OF LAW. CUSTOMER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF RHODE ISLAND AND THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF RHODE ISLAND FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS HEREUNDER, AND EXPRESSLY WAIVES ANY OBJECTIONS THAT IT MAY HAVE TO THE VENUE OF SUCH COURTS. CUSTOMER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS SECURITY AGREEMENT. Any action by Customer against Lender for any cause of action under this Security Agreement shall be brought within one year after any such cause of action first arises.

10. MISCELLANEOUS, GENERAL PROVISIONS.

      Customer agrees to pay on demand all costs and expenses of Lender (including reasonable attorneys' fees) hereafter incurred in connection with the amendment or modification of any Security Agreement, or any other or additional documentation or transactions concerning the Obligations, or the care, custody, administration, perfection or protection of any of the Collateral or any of Lender's rights or interests therein, including, without limitation, any and all fees and charges for searches of lien records or other public records, and any filing, stamp and other taxes or fees payable or determined to be payable in connection with the execution, delivery, filing, and recording of any UCC financing statements or other recorded instrument. Customer shall execute and deliver to Lender upon Lender's request any and all schedules, forms and other reports and information as Lender may deem necessary or appropriate to respond to requirements or regulations imposed by any governmental authorities. Customer shall execute and deliver to Lender upon Lender's request such further and additional documents, instruments and assurances as Lender deems necessary (a) to acknowledge and confirm for the benefit of Lender or any Holder, all of the terms and conditions of all or any part of the Obligations, this Security Agreement and Lender's or Holder's rights with respect thereto and Customer's compliance with all of the terms and provisions of any Obligations, and (b) to preserve, protect and perfect Lender's or Holder's right, title or interest in any Obligation or Collateral, including, without limitation, such UCC financing statements or amendments, corporate resolutions, opinions of counsel, certificates of compliance, notices of assignment or transfers of interests, and restatements and reaffirmation of all Obligations and Customer's representations and warranties with respect thereto as of the dates requested by Lender from time to time. Lender may file or record this Security Agreement or a memorandum or a photocopy thereof (which for the purposes hereof shall be effective as a financing statement) so as to give notice to third parties, and Customer hereby appoints Lender as its attorney-in-fact to execute, sign, file and record UCC financing statements and other lien recordation documents with respect to the Equipment, and Customer agrees to pay or reimburse Lender for any and all filing, recording or stamp fees or taxes arising from any such filings.

THIS SECURITY AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES CONCERNING LENDER'S RIGHTS AND SECURITY INTERESTS IN THE COLLATERAL AND CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES, SUPERSEDING ANY AND ALL CONFLICTING TERMS OR PROVISIONS OF ANY PRIOR PROPOSALS, COMMITMENT LETTERS, TERM SHEETS OR OTHER AGREEMENTS OR UNDERSTANDINGS BETWEEN THE PARTIES. THIS SECURITY AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF (i) ANY PRIOR, WRITTEN OR ORAL AGREEMENTS OR UNDERSTANDINGS OR (ii) ANY CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS BETWEEN THE PARTIES, AND CUSTOMER ACKNOWLEDGES AND CERTIFIES THAT NO SUCH ORAL OR WRITTEN AGREEMENTS OR UNDERSTANDINGS EXIST AS OF THE DATE OF THIS SECURITY AGREEMENT. THIS SECURITY AGREEMENT MAY NOT BE AMENDED, NOR MAY ANY RIGHTS UNDER THE SECURITY AGREEMENT BE WAIVED, EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTY CHARGED WITH SUCH AMENDMENT OR WAIVER. The failure of Lender at any time or times hereafter to require strict performance by Customer of any of the provisions, warranties, terms and conditions contained in this Security Agreement or in any other agreement, guaranty, note, instrument or document now or at any time or times hereafter executed by Customer and delivered to Lender shall not waive, affect or diminish any right of Lender at any time or times hereafter to demand strict performance thereof. No rights of Lender hereunder shall be deemed to have been waived by any act or knowledge of Lender, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer of Lender and directed to Customer specifying such waiver. No waiver by Lender of any of its rights on one occasion shall operate as a waiver of any other of its rights or any of its rights on a future occasion. This Master Security Agreement will not be binding on Lender until accepted and executed by Lender, notice of which is hereby waived by Customer. Any demand or notice required or permitted to be given hereunder shall be deemed effective when deposited in the United States mail, and sent by certified mail, return receipt requested, postage prepaid, addressed to Lender or to Customer at the addresses set forth herein, or to such other address as may be hereafter provided by the party to be notified by written notice complying with the provisions hereof. Wherever possible, each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law. Should any portion of this Security Agreement be declared invalid for any reason in any jurisdiction, such declaration shall have no effect upon the remaining portions of this Agreement; furthermore, the entirety of this Security Agreement shall continue in full force and effect in all other jurisdictions and said remaining portions of this Security Agreement shall continue in full force and effect in the subject jurisdiction as if this Security Agreement had been executed with the invalid portions thereof deleted. This Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument. Time is of the essence in the payment and performance of all of the Obligations. The section headings herein are included for convenience only and shall not be deemed to be a part of this Security Agreement. Each reference herein to "Lender" shall be deemed to include its successors and assigns, and each reference to "Customer" and any pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter, singular or plural, as the context may require, and shall be deemed to include the legal representatives, successors and assigns of Customer, all of whom shall be bound by the provisions hereof. EACH REFERENCE HEREIN TO "CUSTOMER" SHALL MEAN AND INCLUDE ANY AND ALL CUSTOMERS WHO SIGN BELOW, EACH OF WHOM SHALL BE JOINTLY AND SEVERALLY LIABLE UNDER THE SECURITY AGREEMENT.

Executed and delivered by duly authorized representatives of the parties hereto as of the date set forth below.

Dated as of: SEPTEMBER 27, 2000

FLEET CAPITAL CORPORATION                   DIGITAS LLC


By:                                         By:    /s/ Marschall Smith
       ----------------------------                -----------------------------
Name:                                       Name:  MARSCHALL SMITH
       ----------------------------                -----------------------------
Title:                                      Title: General Counsel
       ----------------------------                -----------------------------
                                            Customer's Taxpayer ID #: 04-2712533
                                                                      ----------

                                   Rider No. 1
                     to Master Security Agreement No. 35146
                                   Dated as of
                                September 27, 2000

            This Rider No. 1 (the "Rider") is entered into as of September 27, 2000, between Fleet Capital Corporation ("Lender") and Digitas LLC ("Customer"), and amends that certain Master Equipment Security Agreement dated as of September 27, 2000, including any riders and equipment schedules thereto (the "Master Security Agreement") between Lender and Customer. All capitalized terms used in this Rider shall, unless otherwise indicated, have the definitions set forth in the Master Security Agreement.

            IN CONSIDERATION OF the mutual covenants and promises as hereinafter set forth, Lender and Customer hereby agree as follows:

      1. Add the following to the end of Section 2

            "(q) Customer's sole subsidiaries as of the date of this Master Security Agreement are Bronner Slosberg, Humphrey Co., BSH HOLDING LLC, and Digitas, Inc. and Customer shall not acquire or organize any other subsidiary unless Customer shall have given Lender prior written notice thereof and provided to Customer a guarantee, in form and substance acceptable to Lender, of such new subsidiary guarantying the payment and performance by documents and agreements as Lender may reasonably request."

      2. The following new Section 2A is hereby added to the Master Security
Agreement:

            "5A.1 All of the terms, covenants and agreements set forth in
Section 11 of that certain Revolving Credit Agreement, dated as of July 25, 2000, by and between Digitas LLC as Borrower, Digitas Inc., Bronner Slosberg Humphrey Co., and BSH Holding LLC as Guarantors and Fleet National Bank as Bank, as in effect on the date hereof (the "Credit Agreement") are hereby incorporated by reference as if the same had been set forth herein in full. Any amendments or modifications to, or replacements of, any such terms, covenants and agreements made between Customer and the Bank shall not be binding upon Lender unless approved by Lender in writing. All such terms, covenants and agreements shall survive the ( expiration or other termination of the Credit Agreement. For purposes of this Section 5.A, "Bank" shall mean "Lender" and the "Credit Agreement" shall mean the "Master Security Agreement." All other terms incorporated pursuant to this Section LA and not otherwise defined shall have the meanings set forth in the Credit Agreement.

            5A.2. In the event the Credit Agreement has expired or has been terminated prior to the expiration or other termination of the Master Security Agreement, Customer agrees to continue to provide to Lender, concurrently with the financial statements required pursuant to Credit Agreement, the certificates of compliance substantially In the form required pursuant to the Credit Agreement as it pertains to the covenants incorporated pursuant to Section 5.A above."

      3. The terms and conditions of this Rider shall prevail where there may be conflicts or inconsistencies with the terms and conditions of the Master Security Agreement.

            IN WITNESS WHEREOF, Lendor and Customer, by their duly authorized representatives, have duly executed and delivered this Rider which is intended to take effect as a sealed instrument as of the date of the Master Security Agreement.

FLEET CAPITAL CORPORATION                   DIGITAS LLC


By:                                         By:    /s/ Marschall Smith
       ----------------------------                -----------------------------
Title:                                      Title: MARSCHALL SMITH
       ----------------------------                -----------------------------
                                                   General Counsel